UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 25, 2026

HEALTHEQUITY, INC.

Delaware	001-36568	52-2383166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 25, 2026, the Company held its 2026 Annual Meeting. As of the close of business on May 6, 2026, the record date for the Annual Meeting, 83,830,457 shares of common stock of the Company were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 13, 2026. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.
Proposal 1. The election of ten directors to hold office until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

	For	Against	Abstain	Broker Non-Votes
Robert Selander	74,453,187	1,442,014	35,205	3,822,795
Scott Cutler	75,542,815	353,789	33,802	3,822,795
Stephen Neeleman, M.D.	75,032,571	864,875	32,960	3,822,795
Adrian Dillon	74,828,471	1,066,059	35,876	3,822,795
Evelyn Dilsaver	74,762,646	1,131,196	36,564	3,822,795
William Gassen	75,701,238	193,566	35,602	3,822,795
Debra McCowan	74,683,289	1,209,511	37,606	3,822,795
Rajesh Natarajan	75,770,615	124,053	35,738	3,822,795
Stuart Parker	75,662,488	231,609	36,309	3,822,795
Gayle Wellborn	75,005,354	811,661	113,391	3,822,795
Proposal 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027. There were no broker non-votes for this proposal.

For	Against	Abstain
79,249,985	449,600	53,616
Proposal 3. The approval, on a non-binding, advisory basis, of the fiscal 2026 compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
74,032,348	1,852,931	45,127	3,822,795
Proposal 4. The approval of the HealthEquity, Inc. 2026 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
75,717,841	190,964	21,601	3,822,795
Proposal 5. The approval of the Amended and Restated HealthEquity, Inc. 2024 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
73,514,259	2,366,900	49,247	3,822,795
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.
Date: June 26, 2026	By:	/s/ James Lucania
	Name:	James Lucania
	Title:	Executive Vice President and Chief Financial Officer